Exhibit 99.1

Page 1 of 11 Monthly Operating Report CASH BASIS UNITED STATES BANKRUPTCY COURT NORTHERN & EASTERN DISTRICTS OF TEXAS REGION 6 MONTHLY OPERATING REPORT MONTH ENDING: NOVEMBER 2018 DATE YEAR IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (CASH BASIS-1 THROUGH CASH BASIS-6) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT, AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE. RESPONSIBLE PARTY: /s/ Karen Nicolaou Responsible Party ORIGINAL SIGNATURE OF RESPONSIBLE PARTY TITLE Karen Nicolaou 12/20/2018 PRINTED NAME OF RESPONSIBLE PARTY DATE PREPARER: ORIGINAL SIGNATURE OF PREPARER TITLE PRINTED NAME OF PREPARER DATE CASE NAME: Rockies Region 2006 LP CASE NUMBER: 18-33513-11 JUDGE: Honorable Stacey G.C. Jennigan

Page 2 of 11 Monthly Operating Report CASH BASIS-1 CASH RECEIPTS AND DISBURSEMENTS MONTH MONTH MONTH MONTH Nov 1. CASH - BEGINNING OF MONTH $ 921.24 RECEIPTS 2. CASH SALES 3. ACCOUNTS RECEIVABLE COLLECTIONS 4. LOANS AND ADVANCES - MGP 5. SALE OF ASSETS 6. LEASE & RENTAL INCOME 7. WAGES 8. OTHER (ATTACH LIST) 9. TOTAL RECEIPTS $ - DISBURSEMENTS 10. NET PAYROLL 11. PAYROLL TAXES PAID 12. SALES,USE & OTHER TAXES PAID 13. INVENTORY PURCHASES 14. MORTAGE PAYMENTS 15. OTHER SECURED NOTE PAYMENTS 16. RENTAL & LEASE PAYMENTS 17. UTILITIES 18. INSURANCE 19. VEHICLE EXPENSES 20. TRAVEL 21. ENTERTAINMENT 22. REPAIRS & MAINTENANCE 23. SUPPLIES 24. ADVERTISING 25. HOUSEHOLD EXPENSES 26. CHARITABLE CONTRIBUTIONS 27. GIFTS 28. OTHER (ATTACH LIST) $ 320.00 29. TOTAL ORDINARY DISBURSEMENTS $ 320.00 REORGANIZATION EXPENSES 30. PROFESSIONAL FEES 31. U.S. TRUSTEE FEES 32. OTHER (ATTACH LIST) 33. TOTAL REORGANIZATION EXPENSES $ - 34. TOTAL DISBURSEMENTS $ 320.00 35. NET CASH FLOW $ (320.00) 36. CASH - END OF MONTH $ 601.24 CASE NAME: Rockies Region 2006 LP CASE NUMBER: 18-33513-11

Page 3 of 11 Monthly Operating Report CASH BASIS-1A 2018 MONTH:NOVEMBER TOTAL DISBURSEMENTS FOR THE MONTH $ 320.00 BANK ACCOUNT DISBURSEMENTS CK# DATE PAYEE PURPOSE AMOUNT bank transfer 11/13/18 Texas Capital Bank Bank Fees $ 308.00 bank transfer 11/30/18 Texas Capital Bank Bank Fees $ 12.00 TOTAL BANK ACCOUNT DISBURSEMENTS $ 320.00 CASH DISBURSEMENTS DETAIL CASH DISBURSEMENTS DATE PAYEE PURPOSE AMOUNT TOTAL CASH DISBURSEMENTS $ - CASE NAME: Rockies Region 2006 LP CASE NUMBER: 18-33513-11

Page 4 of 11 Monthly Operating Report CASH BASIS-2 MONTH: NOVEMBER 13. TOTAL CASH - END OF MONTH $ 601.24 CASH 12. CURRENCY ON HAND $ - INVESTMENT ACCOUNTS DATE OF PURCHASE TYPE OF INSTRUMENT PURCHASE PRICE CURRENT VALUE BANK, ACCOUNT NAME & NUMBER 7. 8. 9. 10. 11. TOTAL INVESTMENTS $ - $ - BANK RECONCILIATIONS Acct #1 A. BANK: Texas Capital Bank TOTAL B. ACCOUNT NUMBER: 1111085120 C. PURPOSE (TYPE): Debtor in Possession Acct 1. BALANCE PER BANK STATEMENT $ 601.24 $ 601.24 2. ADD: TOTAL DEPOSITS NOT CREDITED $ - $ - 3. SUBTRACT: OUTSTANDING CHECKS $ - $ - 4. OTHER RECONCILING ITEMS $ - $ - 5. MONTH END BALANCE PER BOOKS $ - $ 601.24 $ - $ 601.24 6. NUMBER OF LAST CHECK WRITTEN CASE NAME: Rockies Region 2006 LP CASE NUMBER: 18-33513-11

Page 5 of 11 Monthly Operating Report CASH BASIS-3 MONTH: NOVEMBER ASSETS OF THE ESTATE SCHEDULE "A" REAL PROPERTY SCHEDULE AMOUNT MONTH MONTH MONTH 1. 2. 3. 4. OTHER (ATTACH LIST) - Oil & Gas Wells $ 304,000.00 $ - $ - $ - 5. TOTAL REAL PROPERTY ASSETS $ 304,000.00 $ - $ - $ - SCHEDULE "B" PERSONAL PROPERTY 1. CASH ON HAND 2. CHECKING, SAVINGS, ETC. $ 601.24 $ - $ - $ - 3. SECURITY DEPOSITS 4. HOUSEHOLD GOODS 5. BOOKS, PICTURES, ART 6. WEARING APPAREL 7. FURS AND JEWELRY 8. FIREARMS & SPORTS EQUIPMENT 9. INSURANCE POLICIES 10. ANNUITIES 11. EDUCATION 12. RETIREMENT & PROFIT SHARING 13. STOCKS 14. PARTNERSHIPS & JOINT VENTURES 15. GOVERNMENT & CORPORATE BONDS 16. ACCOUNTS RECEIVABLE 17. ALIMONY 18. OTHER LIQUIDATED DEBTS 19. EQUITABLE INTERESTS 20. CONTINGENT INTERESTS 21. OTHER CLAIMS 22. PATENTS & COPYRIGHTS 23. LICENSES & FRANCHISES 24. CUSTOMER LISTS 25. AUTOS, TRUCKS & OTHER VEHICLES 26. BOATS & MOTORS 27. AIRCRAFT 28. OFFICE EQUIPMENT 29. MACHINERY, FIXTURES & EQUIPMENT 30. INVENTORY $ - $ - $ - $ - 31. ANIMALS 32. CROPS 33. FARMING EQUIPMENT 34. FARM SUPPLIES 35. OTHER (ATTACH LIST) $ - $ - $ - $ - 36. TOTAL PERSONAL PROPERTY ASSETS $ 601.24 $ - $ - $ - 37. TOTAL ASSETS $ 304,601.24 $ - $ - $ - CASE NAME: Rockies Region 2006 LP CASE NUMBER: 18-33513-11

Monthly Operating Report
CASH BASIS-4

CASE NAME:	Rockies Region 2006 LP
CASE NUMBER:	18-33513-11

MONTH: NOVEMBER

LIABILITIES OF THE ESTATE

PREPETITION LIABILITIES	SCHEDULE AMOUNT	PAYMENTS
1. Due to Managing General Partner for retainers	$ 105,000.00	
2. Due to RR2007LP	$ 12,576.65	
3. UNSECURED - Due to Managing General Partner	$ 1,311,266.53	*
4. OTHER (ATTACH LIST) - Plugging Liability	$ 1,656,000.00	
5. TOTAL PREPETITION LIABILITIES	$ 3,084,843.18	$ -

POSTPETITION LIABILITIES	DATE INCURRED	AMOUNT OWED	DUE DATE	AMOUNT PAST DUE
1. FEDERAL INCOME TAXES				
2. FICA/MEDICARE				
3. STATE TAXES				
4. REAL ESTATE TAXES				
5. OTHER TAXES (ATTACH LIST)				
6. TOTAL TAXES		$ -		$ -
OTHER POSTPETITION LIABILITIES INCLUDING TRADE CREDITORS (LIST NAMES OF CREDITORS)				
7.				
8.				
9.				
10.				
11.				
12.				
13.				
14.				
15.				
16.				
27.				
28.				
29. (IF ADDITIONAL ATTACH LIST)				
30. TOTAL OF LINES 7 - 29		$ -		$ -
31. TOTAL POSTPETITION LIABILITIES		$ -		$ -

* The net change from the end of October 2018 was $49,604.68 and represents oil and gas production for the month of September, offset by production expenses from September and October.

Page 6 of 11

Monthly Operating Report
CASH BASIS-5

CASE NAME:	Rockies Region 2006 LP
CASE NUMBER:	18-33513-11

MONTH: NOVEMBER

PAYMENTS TO INSIDERS AND PROFESSIONALS

INSIDERS			
NAME	TYPE OF PAYMENT	AMOUNT PAID	TTL PD TO DATE
1		$ -	$ -
2.			
3.			
4.			
5.			
TOTAL PAYMENTS TO INSIDERS		$ -	$ -

PROFESSIONALS					
NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TTL PAID TO DATE	TOTAL INCURRED & UNPAID
1.			$ -		$ -
2.			$ -		$ -
3.					
4.					
5.					
TOTAL PAYMENTS TO PROFESSIONALS		$ -	$ -	$ -	$ -

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

NAME OF CREDITOR	SCHEDULED MONTHLY PAYMENTS DUE	AMOUNTS PAID DURING MONTH	TOTAL UNPAID POST-PETITION
1.			
2.			
3.			
4.			
5.			
6. TOTAL	$ -	$ -	$ -

Page 7 of 11

Monthly Operating Report
CASH BASIS-6

2018

CASE NAME:	Rockies Region 2006 LP
CASE NUMBER:	18-33513-11

MONTH: NOVEMBER

QUESTIONNAIRE

	YES	NO
1. HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		X
2. HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3. ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES OR LOANS) DUE FROM RELATED PARTIES?		X
4. HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?		X
5. HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X
6. ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7. ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8. ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9. ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		X
11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X
12. ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES", PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSURANCE

N/A

	YES	NO
1. ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?		
2. ARE ALL PREMIUM PAYMENTS PAID CURRENT?		
3. PLEASE ITEMIZE POLICIES BELOW		

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO" OR IF ANY POLICIES HAVE BEEN CANCELED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

This entity does not have insurance policies or employees. The Managing General Partner, PDC Energy, performs all of the duties for this entity. This entity is an additional named insured on PDC Energy's insurance policies. PDC Energy's insurance will remain in force throughout this Bankruptcy Process.

INSTALLMENT PAYMENTS

TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY

Page 8 of 11

Monthly Operating Report CASH BASIS-1 MONTH: NOVEMBER Bank fees $ 320.00 Total $ 320.00 Page 9 of 11 28. OTHER (ATTACH LIST) $320.00 CASE NAME:Rockies Region 2006 LP CASE NUMBER:18-33513-11

Monthly Operating Report CASH BASIS-3 MONTH: NOVEMBER ScheduleA Offer Amount - see attached well listing $ 304,000.00 Page 10 of 11 4. OTHER (ATTACH LIST) $ 304,000.00 CASE NAME: Rockies Region 2006 LP CASE NUMBER: 18-33513-11

Monthly Operating Report CASH BASIS-3 MONTH: NOVEMBER Schedule A - Line 4 Details Oil and gas wells Weld Colorado Total Estimated Value of wells as a group: $ 304,000 Nature of Debtor's Interest in Property: Well Bore Only Working Interest Number Name Interest 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 105.006038 105.006039 105.006108 105.006161 105.006183 105.006201 105.006292 105.006293 105.006360 105.006361 105.006362 105.006363 105.006365 105.006367 105.006374 105.006376 105.006377 105.006382 105.006383 105.006384 105.006386 105.006388 105.006389 105.006390 105.006391 105.006653 105.007012 105.007015 105.007016 105.007040 105.007041 105.007043 105.007091 105.007103 105.007104 105.007106 105.007107 105.007108 105.007109 PETTINGER 43-2 PETTINGER 34-2 MOODY 21-6 PAPPENHEIM 44-26 CBO 24-32 BROWN 22-2 ANDERSON 21-34 ANDERSON 22-34 ZAHOUREK 11-31 ZAHOUREK 12-31 ZAHOUREK 21-31 ZAHOUREK 22-31 ZAHOUREK 32-31 ZAHOUREK 42-31 D DYER 31-34 D DYER 41-34 DYER 42-34 HUNGENBERG 13-16 HUNGENBERG 14-16 FRANCIS 21-8 BROWN-ORR 14-26 ROTHARMEL 11-32 ROTHARMEL 12-32 ROTHARMEL 21-32 ROTHARMEL 22-32 GROVES 44-34 GROVES 34-34 GROVES 43-34 GROVES 33-34 KING 31-29 KING 32-29 KING 42-29 KREPS 24-6 ANDERSON 31-10 ANDERSON 42-10 DALTON 14-24 DALTON 23-24 DALTON 24-24 LAPP 33-12 0.99929000 0.99929000 0.99929000 0.99929000 0.99929000 0.99929000 0.99929000 0.99929000 0.99929000 0.99929000 0.99929000 0.99929000 0.99929000 0.99929000 0.99929000 0.99929000 0.99929000 0.99929000 0.99929000 0.99929000 0.99929000 0.95160250 0.95160250 0.99929000 0.99929000 0.99929000 0.99929000 0.99929000 0.99929000 0.99929000 0.99929000 0.99929000 0.99929000 0.99929000 0.99929000 0.99929000 0.99929000 0.99929000 0.99929000 Page 11 of 11 CASE NAME: Rockies Region 2006 LP CASE NUMBER: 18-33513-11